Exhibit 99.1

Altair Announces Second Quarter 2021 Financial Results

Exceeds Expectations for Second Quarter 2021, Raises Outlook for the Year

TROY, Mich. – August 5, 2021 – Altair (Nasdaq: ALTR), a global technology company providing software and cloud solutions in the areas of simulation, high-performance computing, data analytics and artificial intelligence today released its financial results for the second quarter ended June 30, 2021.

“Altair had a strong second quarter 2021, with across-the-board success in multiple verticals, regions, and products, reflecting year on year software product revenue growth of 22%,” said James Scapa, Founder, Chairman and Chief Executive Officer of Altair. “Customers are investing to grow their businesses as we emerge from the pandemic, and Altair’s products, services, and business models are clearly resonating, gaining market awareness, and increasing market share.”

“Once again we saw customer demand exceed expectations in the second quarter 2021, which enabled us to achieve results above the high end of our guidance range for the third consecutive quarter,” said Matt Brown, Chief Financial Officer of Altair. “The second quarter 2021 reflects solid execution on our strategy of driving strong organic topline revenue growth and profit expansion.”

Second Quarter 2021 Financial Highlights

•	Software product revenue was $99.6 million compared to $81.8 million for the second quarter of 2020, an increase of 21.7%
•	Total revenue was $119.9 million compared to $98.6 million for the second quarter of 2020, an increase of 21.7%
•

Net loss was $13.6 million compared to a net loss of $10.2 million for the second quarter of 2020, an increase of 33.5%. Diluted net loss per share was $0.18 based on 75.3 million diluted weighted average common shares outstanding, compared to diluted net loss per share of $0.14 for the second quarter of 2020, based on 73.0 million diluted weighted average common shares outstanding

•	Adjusted EBITDA was $9.5 million compared to $5.7 million for the second quarter of 2020, an increase of 65.2%. Adjusted EBITDA margin was 7.9% compared to 5.8% for the second quarter of 2020
•

Non-GAAP net income was $5.6 million, compared to Non-GAAP net income of $3.0 million for the second quarter of 2020, an increase of 86.8%. Non-GAAP diluted net income per share was $0.07 based on 83.4 million non-GAAP diluted common shares outstanding, compared to Non-GAAP diluted net income per share of $0.04 for the second quarter of 2020, based on 80.7 million non-GAAP diluted common shares outstanding

•	Free cash flow was $15.8 million, compared to $4.5 million for the second quarter of 2020, an increase of 252.7%

Business Outlook

Based on information available as of today, Altair is issuing the following guidance for the third quarter and full year 2021:

(in millions)	Third Quarter 2021			Full Year 2021
Software Product Revenue	$94.0	to	$97.0	$434.0	to	$440.0
Total Revenue	$112.0		$115.0	$512.0		$518.0
Net Loss	$(22.8)		$(20.9)	$(31.6)		$(26.8)
Non-GAAP Net Income	$0.1		$1.6	$40.9		$44.6
Adjusted EBITDA	$2.0		$4.0	$63.0		$68.0
Net Cash Provided by Operating Activities				$43.0		$48.0
Free Cash Flow				$34.0		$39.0

Conference Call Information

What: Altair’s Second Quarter 2021 Financial Results Conference CallWhen:Thursday, August 5, 2021
Time:5:00 p.m. ETLive Call:(866) 754-5204, Domestic(636) 812-6621, International
Replay:(855) 859-2056, Conference ID 4173813, Domestic(404) 537-3406, Conference ID 4173813, InternationalWebcast: http://investor.altair.com  (live & replay)

Exhibit 99.1

***

Non-GAAP Financial Measures

This press release contains the following non-GAAP financial measures: Adjusted EBITDA, Non-GAAP Net Income, Non-GAAP Net Income Per Share and Free Cash Flow.

Altair believes that these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to its financial condition and results of operations. The Company’s management uses these non-GAAP measures to compare the Company’s performance to that of prior periods for trend analysis, for purposes of determining executive and senior management incentive compensation and for budgeting and planning purposes. The Company also believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends and in comparing the Company’s financial measures with other software companies, many of which present similar non-GAAP financial measures to investors.

Adjusted EBITDA represents net income adjusted for income tax expense, interest expense, interest income and other, depreciation and amortization, stock-based compensation expense, restructuring charges, asset impairment charges and other special items as identified by management and described elsewhere in this press release.

Non-GAAP net income excludes stock-based compensation, amortization of intangible assets related to acquisitions, restructuring charges, asset impairment charges, non-cash interest expense, other special items as identified by management and described elsewhere in this press release, and the impact of non-GAAP tax rate to income tax expense, which approximates our tax rate excluding discrete items and other specific events that can fluctuate from period to period.

Non-GAAP diluted common shares includes total outstanding shares plus outstanding equity awards under the Company’s equity award plans.

Free cash flow consists of cash flow from operations less capital expenditures.

Company management does not consider these non-GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP. The principal limitation of these non-GAAP financial measures is that they exclude significant expenses and income that are required by GAAP to be recorded in the Company’s financial statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgment by management about which expenses and income are excluded or included in determining these non-GAAP financial measures. Altair urges investors to review the reconciliation of its non-GAAP financial measures to the comparable GAAP financial measures, which it includes in press releases announcing quarterly financial results, including this press release, and not to rely on any single financial measure to evaluate the Company’s business.

Reconciliation tables of the most comparable GAAP financial measures to the non-GAAP financial measures used in this press release are included with the financial tables at the end of this release.

About Altair

Altair is a global technology company that provides software and cloud solutions in the areas of simulation, high-performance computing, and artificial intelligence. Altair enables organizations across broad industry segments to compete more effectively in a connected world while creating a more sustainable future. To learn more, please visit www.altair.com.

Exhibit 99.1

Cautionary Language Concerning Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including but not limited to, our guidance for the third quarter and full year 2021, our statements regarding our expectation for 2021, and our reconciliations of projected non-GAAP financial measures.  These forward-looking statements are made as of the date of this release and are based on current expectations, estimates, forecasts and projections as well as the beliefs and assumptions of management. Words such as “expect,” “anticipate,” “should,” “believe,” “hope,” “target,” “project,” “goals,” “estimate,” “potential,” “predict,” “may,” “will,” “might,” “could,” “intend,” variations of these terms or the negative of these terms and similar expressions are intended to identify these forward-looking statements. Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond Altair’s control. Altair’s actual results could differ materially from those stated or implied in our forward-looking statements due to a number of factors, including but not limited to, the risks detailed in Altair’s quarterly and annual reports filed with the Securities and Exchange Commission as well as other documents that may be filed by the Company from time to time with the Securities and Exchange Commission. Past performance is not necessarily indicative of future results. The forward-looking statements included in this press release represent Altair’s views as of the date of this press release. The Company anticipates that subsequent events and developments will cause its views to change. Altair undertakes no intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. These forward-looking statements should not be relied upon as representing Altair’s views as of any date subsequent to the date of this press release.

Media Relations

Altair

Dave Simon

248-614-2400 ext. 332

ir@altair.com

Investor Relations

The Blueshirt Group

Monica Gould

212-871-3927

ir@altair.com

Lindsay Savarese

212-331-8417

ir@altair.com

Exhibit 99.1

ALTAIR ENGINERING INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

	June 30, 2021	December 31, 2020
(In thousands)	(Unaudited)
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$260,098	$241,221
Accounts receivable, net	91,570	117,878
Income tax receivable	7,949	6,736
Prepaid expenses and other current assets	23,030	21,100
Total current assets	382,647	386,935
Property and equipment, net	39,610	36,332
Operating lease right of use assets	33,395	33,526
Goodwill	262,963	264,481
Other intangible assets, net	66,637	76,114
Deferred tax assets	8,265	7,125
Other long-term assets	26,699	25,389
TOTAL ASSETS	$820,216	$829,902
LIABILITIES, MEZZANINE EQUITY AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Current portion of long-term debt	$—	$29,962
Accounts payable	6,515	8,594
Accrued compensation and benefits	35,846	34,772
Current portion of operating lease liabilities	10,770	10,331
Other accrued expenses and current liabilities	27,810	31,404
Deferred revenue	81,343	85,691
Convertible senior notes, net	193,926	—
Total current liabilities	356,210	200,754
Convertible senior notes, net	—	188,300
Operating lease liabilities, net of current portion	23,785	24,323
Deferred revenue, non-current	7,236	9,388
Other long-term liabilities	32,856	27,767
TOTAL LIABILITIES	420,087	450,532
Commitments and contingencies
MEZZANINE EQUITY	784	784
STOCKHOLDERS’ EQUITY:
Preferred stock ($0.0001 par value), authorized 45,000 shares, none issued and outstanding	—	—
Common stock ($0.0001 par value)
Class A common stock, authorized 513,797 shares, issued and outstanding 46,392 and 44,216 shares as of June 30, 2021, and December 31, 2020, respectively	4	4
Class B common stock, authorized 41,203 shares, issued and outstanding 29,091 and 30,111 shares as of June 30, 2021, and December 31, 2020, respectively	3	3
Additional paid-in capital	495,824	474,669
Accumulated deficit	(92,581)	(93,293)
Accumulated other comprehensive loss	(3,905)	(2,797)
TOTAL STOCKHOLDERS’ EQUITY	399,345	378,586
TOTAL LIABILITIES, MEZZANINE EQUITY AND STOCKHOLDERS’ EQUITY	$820,216	$829,902

Exhibit 99.1

ALTAIR ENGINEERING INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
(in thousands, except per share data)	2021	2020	2021	2020
Revenue
License	$66,632	$51,018	$163,027	$128,561
Maintenance and other services	32,926	30,815	66,072	61,715
Total software	99,558	81,833	229,099	190,276
Software related services	7,481	5,444	15,579	12,378
Total software and related services	107,039	87,277	244,678	202,654
Client engineering services	10,268	9,640	20,945	23,518
Other	2,605	1,644	4,452	3,852
Total revenue	119,912	98,561	270,075	230,024
Cost of revenue
License	3,617	2,851	9,012	8,374
Maintenance and other services	12,043	8,502	23,598	18,957
Total software *	15,660	11,353	32,610	27,331
Software related services	5,731	4,656	11,853	10,145
Total software and related services	21,391	16,009	44,463	37,476
Client engineering services	8,293	7,789	17,181	19,107
Other	2,262	1,283	3,724	2,995
Total cost of revenue	31,946	25,081	65,368	59,578
Gross profit	87,966	73,480	204,707	170,446
Operating expenses:
Research and development *	38,757	28,970	77,033	60,437
Sales and marketing *	31,909	25,806	63,979	53,905
General and administrative *	21,861	20,248	45,787	42,594
Amortization of intangible assets	4,615	3,692	9,492	7,532
Other operating income, net	(585)	(944)	(1,202)	(1,835)
Total operating expenses	96,557	77,772	195,089	162,633
Operating (loss) income	(8,591)	(4,292)	9,618	7,813
Interest expense	2,988	2,843	5,961	5,656
Other expense (income), net	708	320	1,543	(1,070)
(Loss) income before income taxes	(12,287)	(7,455)	2,114	3,227
Income tax expense	1,361	2,768	1,402	7,420
Net (loss) income	$(13,648)	$(10,223)	$712	$(4,193)
(Loss) income per share:
Net (loss) income per share attributable to common stockholders, basic	$(0.18)	$(0.14)	$0.01	$(0.06)
Net (loss) income per share attributable to common stockholders, diluted	$(0.18)	$(0.14)	$0.01	$(0.06)
Weighted average shares outstanding:
Weighted average number of shares used in computing net (loss) income per share, basic	75,263	72,999	74,959	72,811
Weighted average number of shares used in computing net (loss) income per share, diluted	75,263	72,999	79,851	72,811

Exhibit 99.1

*Amounts include stock-based compensation expense as follows (in thousands):

	(Unaudited)
	Three Months Ended June 30,		Six Months Ended June 30,
	2021	2020	2021	2020
Cost of revenue – software	$1,222	$552	$2,380	$918
Research and development	4,143	1,830	7,329	3,258
Sales and marketing	3,659	1,273	7,127	2,000
General and administrative	1,624	879	3,460	1,529
Total stock-based compensation expense	$10,648	$4,534	$20,296	$7,705

Exhibit 99.1

ALTAIR ENGINEERING INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOW

(Unaudited)

	Six Months Ended June 30,
(In thousands)	2021	2020
OPERATING ACTIVITIES:
Net income (loss)	$712	$(4,193)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization	13,180	11,293
Provision for credit loss	205	589
Amortization of debt discount and issuance costs	5,631	5,342
Stock-based compensation expense	20,296	7,705
Deferred income taxes	(1)	(5,961)
Other, net	34	3
Changes in assets and liabilities:
Accounts receivable	24,852	23,264
Prepaid expenses and other current assets	(3,367)	1,817
Other long-term assets	(5,067)	(960)
Accounts payable	(967)	(3,841)
Accrued compensation and benefits	1,548	497
Other accrued expenses and current liabilities	2,999	161
Deferred revenue	(5,333)	(2,315)
Net cash provided by operating activities	54,722	33,401
INVESTING ACTIVITIES:
Capital expenditures	(5,391)	(2,530)
Payments for acquisition of developed technology	(344)	(433)
Payments for acquisition of businesses, net of cash acquired	—	(2,270)
Other investing activities, net	(45)	142
Net cash used in investing activities	(5,780)	(5,091)
FINANCING ACTIVITIES:
Payments on revolving commitment	(30,000)	—
Proceeds from the exercise of stock options	885	477
Other financing activities	(206)	(210)
Net cash (used in) provided by financing activities	(29,321)	267
Effect of exchange rate changes on cash, cash equivalents and restricted cash	(847)	(1,148)
Net increase in cash, cash equivalents and restricted cash	18,774	27,429
Cash, cash equivalents and restricted cash at beginning of year	241,547	223,497
Cash, cash equivalents and restricted cash at end of period	$260,321	$250,926
Supplemental disclosure of cash flow:
Interest paid	$339	$306
Income taxes paid	$3,744	$9,491
Supplemental disclosure of non-cash investing and financing activities:
Finance leases	$—	$100
Property and equipment in accounts payable, other current liabilities and other liabilities	$631	$343

Exhibit 99.1

Financial Results

The following table provides a reconciliation of Non-GAAP net income and Non-GAAP net income per share – diluted, to net income and net income per share – diluted, the most comparable GAAP financial measures:

	(Unaudited)
	Three Months Ended June 30,		Six Months Ended June 30,
(in thousands, except per share amounts)	2021	2020	2021	2020
Net (loss) income	$(13,648)	$(10,223)	$712	$(4,193)
Stock-based compensation expense	10,648	4,534	20,296	7,705
Amortization of intangible assets	4,615	3,692	9,492	7,532
Non-cash interest expense	2,837	2,689	5,637	5,337
Restructuring expense	1,732	—	5,078	—
Special adjustments and other	—	578	—	578
Impact of non-GAAP tax rate	(601)	1,718	(9,678)	1,081
Non-GAAP net income	$5,583	$2,988	$31,537	$18,040

Net (loss) income per share - diluted	$(0.18)	$(0.14)	$0.01	$(0.06)
Non-GAAP net income per share - diluted	$0.07	$0.04	$0.38	$0.22

GAAP diluted shares outstanding:	75,263	72,999	79,851	72,811
Non-GAAP diluted shares outstanding:	83,400	80,700	83,400	80,700

The following table provides a reconciliation of Adjusted EBITDA to net income, the most comparable GAAP financial measure:

	(Unaudited)
	Three Months Ended June 30,		Six Months Ended June 30,
(in thousands)	2021	2020	2021	2020
Net (loss) income	$(13,648)	$(10,223)	$712	$(4,193)
Income tax expense	1,361	2,768	1,402	7,420
Stock-based compensation expense	10,648	4,534	20,296	7,705
Interest expense	2,988	2,843	5,961	5,656
Depreciation and amortization	6,494	5,633	13,180	11,293
Restructuring expense	1,732	—	5,078	—
Special adjustments, interest income and other	(79)	194	(173)	(460)
Adjusted EBITDA	$9,496	$5,749	$46,456	$27,421

The following table provides a reconciliation of Free Cash Flow to net cash provided by operating activities, the most comparable GAAP financial measure:

	(Unaudited)
	Three Months Ended June 30,		Six Months Ended June 30,
(in thousands)	2021	2020	2021	2020
Net cash provided by operating activities	$18,151	$5,365	$54,722	$33,401
Capital expenditures	(2,352)	(886)	(5,391)	(2,530)
Free cash flow	$15,799	$4,479	$49,331	$30,871

Exhibit 99.1

Business Outlook

The following table provides a reconciliation of projected Non-GAAP net income to projected net loss, the most comparable GAAP financial measure:

	(Unaudited)
	Three Months Ending September 30, 2021		Year Ending December 31, 2021
(in thousands)	Low	High	Low	High
Net loss	$(22,800)	$(20,900)	$(31,600)	$(26,800)
Stock-based compensation expense	11,700	11,700	43,700	43,700
Amortization of intangible assets	4,500	4,500	17,600	17,600
Non-cash interest expense	2,900	2,900	11,400	11,400
Restructuring expense	500	500	5,600	5,600
Impact of non-GAAP tax rate	3,300	2,900	(5,800)	(6,900)
Non-GAAP net income	$100	$1,600	$40,900	$44,600

The following table provides a reconciliation of projected Adjusted EBITDA to projected net loss, the most comparable GAAP financial measure:

	(Unaudited)
	Three Months Ending September 30, 2021		Year Ending December 31, 2021
(in thousands)	Low	High	Low	High
Net loss	$(22,800)	$(20,900)	$(31,600)	$(26,800)
Income tax expense	3,300	3,400	8,600	8,800
Stock-based compensation expense	11,700	11,700	43,700	43,700
Interest expense	3,000	3,000	12,000	12,000
Depreciation and amortization	6,400	6,400	25,000	25,000
Restructuring expense	500	500	5,600	5,600
Special adjustments, interest income and other	(100)	(100)	(300)	(300)
Adjusted EBITDA	$2,000	$4,000	$63,000	$68,000

The following table provides a reconciliation of projected Free Cash Flow to projected net cash provided by operating activities, the most comparable GAAP financial measure:

	(Unaudited)
	Year Ending December 31, 2021
(in thousands)	Low	High
Net cash provided by operating activities	$43,000	$48,000
Capital expenditures	(9,000)	(9,000)
Free cash flow	$34,000	$39,000